      NUMBER                                                   SHARES

______C

                         JAGUAR ACQUISITION CORPORATION

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                  COMMON STOCK

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

THIS CERTIFIES THAT                                    CUSIP

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.0001 EACH OF THE
COMMON STOCK OF

                         JAGUAR ACQUISITION CORPORATION

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. The Corporation will be forced to liquidate if it is unable to complete a business combination within 18 months from the consummation of its initial public offering (or 24 months if certain extension criteria have been satisfied), all as more fully described in the Corporation's final prospectus. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:

                      (JAGUAR ACQUISITION CORPORATION LOGO)
-------------------------                              -------------------------
CHAIRMAN                                               SECRETARY

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -  as tenants in common               UNIF GIFT MIN ACT - _____ Custodian ______
     TEN ENT -  as tenants by the entireties                           (Cust)          (Minor)
     JT TEN -   as joint tenants with right of survivorship            under Uniform Gifts to Minors
                and not as tenants in common                           Act ______________
                                                                              (State)

     Additional Abbreviations may also be used though not in the above list.

                         JAGUAR ACQUISITION CORPORATION

     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the
Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the shares represented thereby are issued and shall be held subject to all the provisions of the Certificate of
Incorporation and all amendments thereto and resolutions of the Board of
Directors providing for the issue of shares of Preferred Stock (copies of which may be obtained from the secretary of the Corporation), to all of which the holder of this certificate by acceptance hereof assents.

     For value received, ___________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
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to transfer the said stock on the books of the within named Corporation will full power of substitution in the premises.

Dated
      ------------------------

                                   ---------------------------------------------
                                   NOTICE: The signature to this assignment must
                                           correspond with the name as written
                                           upon the face of the certificate in
                                           every particular, without alteration
                                           or enlargement or any change
                                           whatever.

Signature(s) Guaranteed:

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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO
S.E.C. RULE 17Ad-15).

The holder of this certificate shall be entitled to receive funds from the trust fund only in the event of the Company's liquidation upon failure to consummate a business combination or if the holder seeks to convert his respective shares into cash upon a business combination which he voted against and which is actually completed by the Company. In no other circumstances shall the holder have any right or interest of any kind in or to the trust fund.